Earlier this month, the AFL-CIO Housing Investment Trust (HIT) was joined by U.A. Local 412 in hosting the New Mexico Development Community Roundtable to explore housing investment opportunities in the state while expanding union career opportunities. Participants included union, elected and agency officials from throughout New Mexico, as well as several of the state’s affordable and market rate housing developers.

The HIT’s efforts in New Mexico are the latest example of the fund demonstrating the role pension capital has in a solution to the housing crisis. By leveraging pension fund capital, the HIT can help spur economic, housing and workforce development.

“By doing so, we generate more impact on jobs and housing in new markets,” says Chang Suh, the HIT’s Chief Executive Officer. “The HIT is leading the way in bringing together key stakeholders to collaborate and effect results.”

“We want to invest in New Mexico housing and promote union construction careers through collaboration with public, private and nonprofit sector partners in the state,” says Suh. “We seek to establish a pipeline of projects throughout the state to create more housing, more jobs and union membership.”

Suh points to the factors driving the HIT’s interest in New Mexico. “Rents in the state are rising rapidly and there is a growing shortage of housing that is affordable,” he says. “At the same time, New Mexico is experiencing historic job growth. Workers need affordable places to live.”

Union officials who attended the August 10 roundtable say they are continually focused on recruitment and retention. Good housing, they say, persists as a major concern for members. And as labor leaders strive to grow their workforce through apprenticeship programs, the need to build housing for new workers will continue. The HIT’s development opportunities in New Mexico depend on collaboration and support from key stakeholders in the state. “We must advocate for public policies that prioritize affordable and workforce housing and the use of union labor,” says Suh. At the roundtable, Ted Chandler, Senior Managing Director – Strategic Initiatives, presented case studies of HIT efforts in Nevada, Texas and other states that serve as models for recent public/private collaboration in support of housing.

Chandler was joined by Rob Benner, Secretary-Treasurer, Northern Nevada Building & Construction Trades Council, and President, Northern Nevada Development Corporation. Benner cited the Desert Pines development in Las Vegas as an example of linking privately owned land, public capital resources and pension fund investments to create affordable housing and construction careers.

Other speakers included Laura Montoya, New Mexico State Treasurer; Stephanie Garcia Richard, Commissioner of Public Lands; Erik Jimenez, Chief Policy Deputy, Nevada State Treasurer’s Office; Courtenay Eichhorst, Business Manager, UA Local Union 412; and, Brian Condit, Business Manager, New Mexico State Building & Construction Trades Council.

Other officials participating in the roundtable included those representing the New Mexico Mortgage Finance Authority, Bernalillio County, and City of Albuquerque. The HIT has a long history of impact investing. Since 1984, the fund has invested $10.5 billion dollars in nearly 600 projects. Generating more than 225,000 jobs across 30 states and the District of Columbia, the HIT has helped finance more than 126,000 housing and healthcare units, with 67 percent going to affordable housing. All work performed on HIT-financed projects is performed by union labor.

“The needed number of homes and good-paying jobs in New Mexico will require a coalition of those who want to prioritize housing, workforce development, and local economic strength,” he says. “From what we heard at the roundtable, we are enormously positive on what we can achieve together.”

Contact: Dianne Ambrose, 202-467-2569, dambrose@aflcio-hit.com

About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $6.3 billion in net assets. For nearly 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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